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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 1, 1996
                                                  --------------


                 Indiana Bell Telephone Company, Incorporated
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            (Exact name of registrant as specified in its charter)



                                    Indiana
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                (State or other jurisdiction of incorporation)


                1-2222                             35-0407820
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       (Commission File Number)       (IRS Employer Identification No.)



240 N. Meridian Street, Indianapolis, Indiana 46204
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (317) 265-2266
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Item 5.   Other Events.
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     The sole purpose of this Current Report on Form 8-K is to file a conformed copy of the executed Indenture (attached hereto as Exhibit 4-a) dated as of August 1, 1996 between the Registrant and Harris Trust and Savings Bank, as Trustee.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.

          Number         Description
          ------         -----------

           4-a Conformed copy of executed Indenture dated as of August 1, 1996 between the Registrant and Harris Trust and Savings Bank, as Trustee.

                                      -2-
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 1996                 INDIANA BELL TELEPHONE COMPANY,
                                       INCORPORATED


                                       By:      /s/ Richard Pehlke
                                          ---------------------------------

                                       Name:        Richard Pehlke
                                            -------------------------------

                                       Title:  Vice President & Treasurer
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                                      -3-


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                                 EXHIBIT INDEX



Number              Description
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4-a                 Conformed copy of executed Indenture
                    dated as of August 1, 1996
                    between the Registrant and Harris
                    Trust and Saving Bank, as Trustee